UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation of organization)	File Number)	Identification No.)

7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Sunrise Senior Living, Inc.
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

     A copy of an updated Company slideshow presentation is attached hereto as Exhibit 99.1. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended.

     The information set forth in this report (including Exhibit 99.1) will not be deemed a determination or an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. The Company assumes no obligation to update or supplement forward-looking statements in its slideshow presentation that become untrue because of subsequent events.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC. (Registrant)

Date:	August 16, 2004	By:	/s/ Larry E. Hulse

Larry E. Hulse
Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit No.	Exhibit Name	Page No.

99.1	Sunrise Senior Living, Inc. slideshow presentation

4